MONMOUTH CAPITAL CORPORATION
as Issuer

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

and

WILMINGTON TRUST COMPANY
as Trustee

___________________________________________

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF NOVEMBER 20, 2007

___________________________________________

with respect to:

The Indenture governing the
8% Convertible Subordinated Debentures Due 2013
dated as of October 23, 2003

This SECOND SUPPLEMENTAL INDENTURE, dated as of November 20, 2007 (the “Supplemental Indenture”), is entered into by and among Monmouth Capital Corporation, a New Jersey corporation (the “Company”), Monmouth Real Estate Investment Corporation, a Maryland corporation (“MREIC”), and Wilmington Trust Company, as trustee (the “Trustee”), under an Indenture dated as of October 23, 2003, by and among the Company and the Trustee, as amended by that certain First Supplemental Indenture, dated as of July 31, 2007, by and among the Company, MREIC and the Trustee (as so amended, the “Indenture”), governing the Company’s 8% Convertible Subordinated Debentures Due 2013 (the “Securities”). All capitalized terms used herein shall have the meanings assigned to them in the Indenture, except to the extent such terms are otherwise defined in this Supplemental Indenture or the context clearly requires otherwise.

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee the Indenture under which the Securities were issued, of which approximately $5,270,000 in aggregate principal amount are outstanding as of the date hereof;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more supplemental indentures, among other things, to make any provision with respect to matters or questions arising under the Indenture as the Company and the Trustee may deem necessary or desirable, provided such action does not adversely affect the interests of the Holders of Securities in any material respect; and

WHEREAS, the Company has requested that the Trustee execute this Supplemental Indenture in accordance with the Indenture.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For good and valuable consideration, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE
AMENDMENT TO INDENTURE

The Conversion Notice included in Exhibit A to the Indenture is hereby amended, restated and replaced with the Conversion Notice attached as Exhibit A hereto.

ARTICLE TWO
MISCELLANEOUS

SECTION 2.01.

Effective Date of This Supplemental Indenture.

This Supplemental Indenture shall be effective as of the date first written above.

SECTION 2.02.

Indenture Ratified.

Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 2.03.

Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 2.04.

Trustee Not Responsible.

The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

SECTION 2.05.

Supplemental Indenture is an Indenture.

This Supplemental Indenture is an amendment to and implementation of the Indenture, and the Indenture and this Supplemental Indenture shall be read together from and after the effectiveness of this Supplemental Indenture.

SECTION 2.06.

Governing Law.

This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

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THE COMPANY:
MONMOUTH CAPITAL CORPORATION

By:	/S/Eugene W. Landy
Name: Eugene W. Landy
Title: Chairman of the Board and President
MREIC:
MONMOUTH REAL ESTATE INVESTMENT CORPORATION

By:	/S/Eugene W. Landy
Name: Eugene W. Landy
Title: Chairman of the Board and President

THE TRUSTEE:
WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee

By:	/S/Prital K. Patel
Name: Prital K. Patel
Title: Financial Services Officer

EXHIBIT A

CONVERSION NOTICE

The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of the common stock, par value $0.01 per share (the “Common Stock”), of Monmouth Real Estate Investment Corporation, a Maryland corporation (“MREIC”), in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below.  If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.  Any amount required to be paid by the undersigned on account of interest accompanies this Security.

The undersigned Holder of this Security hereby certifies that, upon conversion of this Security or the portion of the principal amount hereof below designated, the undersigned will not own, directly or indirectly, more than 9.8% of the outstanding shares of Common Stock.

Shares of Common Stock are subject to restrictions on ownership and Transfer for the purpose of MREIC’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Except as otherwise provided pursuant to MREIC’s Charter, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.8% (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of MREIC, with further restrictions and exceptions set forth in the Charter of MREIC.  There may be no Transfer that would cause a violation of the Ownership Limit, that would result in MREIC being Beneficially Owned by fewer than 100 Persons, that would result in MREIC’s being “closely held” under Section 856(h) of the Code, or that would otherwise result in MREIC failing to qualify as a REIT.  Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock of MREIC in excess of, or in violation of, the above limitations must notify MREIC in writing at least 15 days prior to such proposed or attempted Transfer to such Person.  If an attempt is made to violate these restrictions on Transfers, (i) any Purported Transfer will be void and will not be recognized by MREIC, (ii) MREIC will have the right to redeem the Stock proposed to be Transferred, and (iii) the shares generally will be automatically converted into and exchanged for shares of Excess Stock, which will be held in trust by the Trustee in part for the benefit of a Charitable Beneficiary.  All capitalized terms in this paragraph have the meanings defined in the Charter of MREIC, a copy of which, including the restrictions on ownership and Transfer, will be sent without charge to each stockholder who directs a request for such information to the Chairman of the Board of MREIC.

☐

Check here if the undersigned Holder of this Security is not an “accredited investor” as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended, 17 C.F.R. 230.501(a).

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A-1

DATED:

___________________________________________

__________________________________
Signature(s)

If shares or Securities are to be registered in the name of a Person other than the Holder, please print such Person’s name and address:

__________________________________
(Name)

___________________________________

__________________________________
(Address)

Social Security or other Identification Number, if any:  _______________________

__________________________________
[Signature Guaranteed]

If only a portion of the Securities is to be converted, please indicate:

(1)

Principal amount to be converted: U.S. $___________________

(2)

Principal amount and denomination of Securities representing unconverted principal amount to be issued:

Amount: U.S. $___________________ Denominations:  U.S. $___________________ (U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof).

A-2